Exhibit 10.2

CONSENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT (“Amendment”) is entered into as of March 31, 2008, by and among SAVVIS Communications Corporation, a Missouri corporation (“Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation (“Holdings”), Wells Fargo Foothill, Inc., as a Lender and as Agent for all Lenders (“Agent”) and the other Lenders party to the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Agent and Lenders are parties to that certain Credit Agreement, dated as of June 10, 2005 (as amended, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Credit Agreement);

WHEREAS, Borrower has informed Agent and Lenders that it desires to convert up to $12,000,000 of Indebtedness owed by SAVVIS Singapore Company Pte. Ltd. (“SAVVIS Singapore”) into capital contributions by Borrower to SAVVIS Singapore (the “Asia Capital Contribution”);

WHEREAS, in absence of the prior written consent of Lenders, the Asia Capital Contribution would result in Defaults under Sections 6.12 and 6.13 of the Credit Agreement and Events of Default under Section 7.2(a) of the Credit Agreement; and

WHEREAS, Borrower has informed Agent and Lenders that it desires to amend the Credit Agreement in certain respects and Agent and Lenders have agreed to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent. Subject to the satisfaction of the conditions set forth in Section 3 below, Lenders hereby consent to the Asia Capital Contribution. This is a limited consent and shall not be deemed to constitute a consent to or waiver of any Event of Default, Default or breach of the Credit Agreement or of the other Loan Documents or other requirements of any provision of the Credit Agreement or other Loan Documents.

2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is amended as follows:

(a) The last sentence of Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Without limiting the foregoing, none of Holdings, Borrower nor any Domestic Subsidiary of Holdings shall enter into any transaction with a Foreign Subsidiary of Holdings, make an Investment in a Foreign Subsidiary of Holdings or otherwise transfer any property to a Foreign Subsidiary of Holdings, except as permitted by Section 6.1(k) and clauses (f), (g) and (j) of the definition of Permitted Investments.”

(b) The definition of the term “Permitted Investments” in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (i) thereof, inserting the word “and” at the end of clause (i) thereof and inserting a new clause (j) therein to read as follows:

“(j) capital contributions by Borrower to SAVVIS Singapore Company Pte. Ltd. in an aggregate amount not to exceed $12,000,000.”

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by each of Agent), each to be in form and substance satisfactory to Agent:

(a) Agent shall have received a fully executed copy of this Amendment, together with the Consent and Reaffirmation attached hereto;

(b) Borrower shall have delivered to Agent executed documentation evidencing the Asia Capital Contribution;

(c) Borrower shall have delivered to Agent such other documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

(d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(e) No Default or Event of Default shall have occurred and be continuing.

4. Miscellaneous.

(a) Warranties and Absence of Defaults. In order to induce Agent to enter into this Amendment, each of Borrower and Holdings hereby warrants to Agent, as of the date hereof, that the representations and warranties of Borrower and Holdings contained in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof (other than those which, by their terms, specifically are made as of certain dates prior to the date hereof).

(b) Expenses. Each of Borrower and Holdings, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Credit Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

5. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Holdings, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, either known or suspected, both at law and in equity, which Borrower or Holdings or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and Holdings understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation, as Borrower

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

SAVVIS, INC., a Delaware corporation, as Holdings

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By:	/s/ Nichol S. Shuart
Title:	Vice President

Consent and Amendment No. 8 to Credit Agreement

OAK HILL SECURITIES FUND, L.P., as a Lender

By:	Oak Hill Securities GenPar, L.P., its General Partner
By:	Oak Hill Securities MGP, Inc., its General Partner

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL SECURITIES FUND II, L.P., as a Lender

By:	Oak Hill Securities GenPar II, L.P., its General Partner
By:	Oak Hill Securities MGP II, Inc., its General Partner

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT ALPHA FINANCE I, LLC, as a Lender

By:	Oak Hill Credit Alpha Fund, L.P. its Member
By:	Oak Hill Credit Alpha Gen Par, L.P. its General Partner
By:	Oak Hill Credit Alpha MGP, LLC, its General Partner

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OHSF FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OHSF II FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

FIRST BANK BUSINESS CAPITAL, INC. f/k/a FB COMMERCIAL FINANCE, INC., as a Lender

By:	/s/ Greg Heutel
Title:	Vice President

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment No. 8 to Credit Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) reaffirms that the Loan Documents to which it is a party (and its obligations thereunder) shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

SAVVIS, Inc., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

SAVVIS Communications International, Inc., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	Chief Financial Officer

SAVVIS Federal Systems, Inc., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	President

Consent and Reaffirmation to Consent and Amendment No. 8 to Credit Agreement